EXHIBIT 99(a)

    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Annual Report of DMI Furniture, Inc. (the "Company") on Form 10-K for the period ended August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Donald D. Dreher, President, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge: (1) the annual report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and (2) the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 7, 2002

                                                /s/DONALD D. DREHER
                                                -------------------
                                                President, Chief
                                                Executive Officer, Chairman
                                                of the Board and Director





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